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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2002

IMH ASSETS CORP. (as company under an Indenture, dated as of November 27, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2002-8)

                                IMH Assets Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                   333-100890               33-0705301
 ----------------------------          -----------            ----------------
 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)               File Number)          Idenfication No.)

1401 Dove Street
Newport Beach, California
                                                           92660
(Address of Principal                                  (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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                                       -2-


Item 5. Other Events.

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (which was filed with the Securities and Exchange Commission on May 13, 2002); as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2002 (which was filed with the Securities and Exchange Commission on August 14, 2002) and as of September 30, 2002 and for the periods ending September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended September 30, 2002 (which was filed with the Securities and Exchange Commission on November 14, 2002), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002, October 17,
         2002 and November 20, 2002, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-100890) of the Registrant; and (iii) the Prospectus Supplement relating to IMH Assets Corp.: Collateralized Asset-Backed Bonds, Series 2002-8, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits

(a)      Financial Statements.

              Not applicable.

(B)      PRO FORMA Financial Information.

              Not applicable.

(c)      Exhibits



                     ITEM 601(a) OF
                     REGULATION S-K
EXHIBIT NO.          EXHIBIT NO.             DESCRIPTION
-----------          -----------             -----------
1                       23                   Consent of KPMG LLP, independent
                                             auditors of Ambac Assurance
                                             Corporation with respect to the IMH
                                             Assets Corp.,Collateralized
                                             Asset-Backed Bonds, Series 2002-8.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       IMH ASSETS CORP.


                                       By: /s/ Richard J. Johnson
                                           -----------------------------
                                       Name:    Richard J. Johnson
                                       Title:   Chief Financial Officer


Dated: November 20, 2002



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                                  EXHIBIT INDEX


             Item 601 (a) of     Sequentially
Exhibit      Regulation S-K      Numbered
Number       Exhibit No.         Description                       Page
------       -----------         -----------                       ----

1                 23             Independent Auditors'               6
                                 Consent